UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 12, 2014 (September 12, 2014)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

 Item 7.01.    Regulation FD Disclosure.

 This Current Report on Form 8-K is being furnished to advise that beginning on September 12, 2014, Norfolk Southern Corporation will begin publishing customer service communications on its website at www.nscorp.com, under the section “Ship with NS" in “Customer Service Communication.”  One communication will be updated monthly and will provide service analysis and outlook, including discussion of efforts to improve service, potential service disruptions, and the status of service-related assets.  Another communication will be updated quarterly and will provide service analysis and outlook, and a review of those business issues discussed during the Corporation’s most recent report of quarterly results.  This information is meant to assist customers in any business planning that is dependent upon our service schedules.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ Denise W. Hutson

                                                            Name:  Denise W. Hutson
                                                            Title:    Corporate Secretary

Date:  September 12, 2014